MFS(R) STRATEGIC INCOME FUND

Supplement dated March 1, 2002 as revised June 7, 2002 to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated March 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund in the Performance Table of the Prospectus. The table is supplemented as follows:

     Average Annual Total Returns (for the periods ended as of December 31,
2001):

       Return Before Taxes                                               1 Year         5 Year          10 Year
                                                                         ------         ------          -------
        Class I shares                                                    2.33%           4.23%           6.19%
        Index Comparisons (reflect no deduction for fees,
           expenses or taxes)
        Lehman Brothers High Yield Bond Index+*                           2.73%           1.81%           6.99%
        Lehman Brothers Government/Corporate Bond Index+**                8.50%           7.37%           7.27%
        Salomon Brothers World Government Bond Index+***                 (0.99)%          2.16%           5.32%
        Average multi-sector income fund++****                            3.65%           3.27%           6.44%

-----------------------------

+    Source: Standard & Poor's Micropal, Inc.
++   Source: Lipper Inc.
* The Lehman Brothers High Yield Bond Index is a broad-based, unmanaged index of non-investment grade corporate debt.
** The Lehman Brothers Government/Corporate Bond Index is an unmanaged, index weighted by market value and consists of all U.S. Treasury and U.S.
     Government agency debt and of all publicly issued fixed-rate, non-convertible, investment grade domestic corporate debt.
*** The Salomon Brothers World Government Bond Index is a broad-based, unmanaged index made up of government bonds with remaining maturities of at least five years.
**** The Lipper Multisector Income Fund, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Multisector Income Fund category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

The fund commenced investment operations on October 29, 1987 with the offering of class A shares, and subsequently offered class I shares on January 8, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower then the performance of class I shares would have been had class I shares been offered for the entire period.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

              Management Fees                                      0.65%
              Distribution and Service (12b-1) Fees                None
              Other Expenses(1) (2)                                0.39%
                                                                   ----
              Total Annual Fund Operating Expenses                 1.04%
                   Fee Waiver and/or Expense Reimbursement(2)     (0.43)%
                                                                  ------
                   Net Expenses(1)                                 0.61%
-----------------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may also enter into other similar agreements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.58%.

(2) MFS has contractually agreed to reduce the management fee to a maximum of 0.50% annually of the average daily net assets of the Fund. MFS has also agreed to bear all of the fund's expenses, such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.08% annually. These contractual fee arrangements will remain in effect until at least March 1, 2003, absent an earlier modification approved by the board of trustees which oversees the Fund.

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

                  Share Class             Year 1            Year 3            Year 5           Year 10

             Class I shares                $62               $288              $532             $1,232

3.   DESCRIPTION OF SHARE CLASSES


The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

          MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients, (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS


The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                                                                      Period Ended
                                                                           Year Ended October 31,                      October 31,
                                                             2001           2000           1999            1998           1997*
                                                             ----           ----           ----            ----           -----
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $  6.68         $  7.31          $ 7.33          $ 8.25        $ 8.15
                                                          -------         -------          ------          ------        ------
Income from investment operations#-
    Net investment incomess.                              $  0.55         $  0.68          $ 0.65          $ 0.72        $ 0.49
    Net realized and unrealized gain (loss) on
investments and
       foreign currency transactions                        (0.17)          (0.65)           0.07           (0.85)         0.15
                                                         ---------      ----------       --------        ---------      -------
          Total from investment operations                $  0.38         $  0.03          $ 0.72          $(0.13)       $ 0.64
                                                          -------         -------          ------          -------       ------
Less distributions declared to shareholders-
    From net investment income                            $ (0.51)        $ (0.50)         $(0.74)         $(0.66)       $(0.54)
    From net realized gain on investments and foreign
       currency transactions                                   --              --             --            (0.13)          --
    From paid-in capital                                    (0.08)          (0.16)            --              --            --
                                                        ----------       ---------          -----           ------        ----
          Total distributions declared to shareholders     $(0.59)        $ (0.66)         $(0.74)         $(0.79)       $(0.54)
                                                           -------       ---------         -------         -------       -------
Net asset value - end of period                            $ 6.47          $ 6.68          $ 7.31          $ 7.33         $ 8.25
                                                           ------          ------          ------          ------         ------
Total return                                                 5.92%           0.33%          10.25%          (2.00)%        5.98%++
Ratios (to average net assets)/Supplemental datass.:
    Expenses##                                               0.61%           0.60%           0.53%           0.50%         0.44%+
    Net investment income                                    8.21%           9.53%           8.77%           8.51%         7.69%+
Portfolio turnover                                           153%            127%            204%            299%           217%
Net assets at end of period (000 omitted)                 $10,249          $7,542            $304             $238          $230

ss. The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. Additionally, the investment adviser paid a portion of the fund's operating expenses. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                      $ 0.49         $  0.62          $ 0.58           $0.63         $0.40
Ratios (to average net assets):
    Expenses##                                               1.45%           1.49%           1.48%           1.49%         1.66%+
    Net Investment income                                    7.37%           8.64%           7.82%           7.49%         6.47%+

* For the period from the inception of class I shares, January 8, 1997, through October 31, 1997.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

     The date of this Supplement is March 1, 2002 as revised June 7, 2002.